UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 11, 2000




                           Commission File No. 0-18344





                              SOONER HOLDINGS, INC.
        (Exact name of small business issuer as specified in its charter)




                        State of Incorporation: Oklahoma
                      IRS Employer I.D. Number: 73-1275261





                                 2534 West I-40
                          Oklahoma City, Oklahoma 73108
                                  405-236-8332
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          (Address and telephone number of principal executive offices)


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Item 8.  Change in Fiscal Year.

        On September 11, 2000, Sooner Holdings determined to change its fiscal year end from December 31 - the date used in its most recent filings with the Commission - to September 30.

        Sooner Holdings will file a Form 10-KSB for the shortened fiscal year that will end on September 30, 2000. This will be the report that covers the transition period.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOONER HOLDINGS, INC.


                                              By:/s/ R.C. Cunningham, II
September 12, 2000                               -------------------------------
                                                 R.C. Cunningham, II, President